NUVEEN HIGH YIELD MUNICIPAL BOND FUND

SUPPLEMENT DATED AUGUST 19, 2021

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED JULY 30, 2021

After the close of business on September 30, 2021, the Fund will suspend offering its shares to new investors, except as follows:

•

Those who were investors in the Fund as of the close of business on September 30, 2021 may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions. If an investor’s account is closed after September 30, 2021, however, additional investments in the Fund will not be accepted unless they fall into one of the categories below.

•	Fund shares will remain available to clients investing through mutual fund wrap and fee-based advisory programs that utilized the Fund as of September 30, 2021.
•	The Fund will continue to offer its shares to affiliated funds of funds and model portfolios.
•	The Fund will continue to offer its shares through retirement plans which offered the Fund as of September 30, 2021.

The Fund reserves the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the Fund. The Fund may resume the sale of its shares to new investors on a future date as deemed appropriate.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-HYMP-0821P